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                              UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D. C. 20549
                         _________________________

                                  Form 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934

    Date of Report (Date of earliest event reported):  January 16, 2004

                               DAN RIVER INC.
           (Exact name of registrant as specified in its charter)

                       Commission file number 1-13421



            GEORGIA                          58-1854637
     (State or other jurisdiction of         (I.R.S. Employer
     incorporation or organization)          Identification No.)

          2291 Memorial Drive                24541
          Danville, Virginia                 (Zip Code)
          (Address of principal executive offices)

   Registrant's telephone number, including area code:  (434) 799-7000

















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Item 5.   Other Events and Regulation FD Disclosure.
          -----------------------------------------

     On January 20, 2004, we filed a news release concerning a third amendment agreement with respect to our senior secured credit facility. The form of the amendment is filed as Exhibit 99 to this Current Report on Form 8-K. The text of the news release is as follows:


         DAN RIVER INC. ANNOUNCES AMENDMENT TO ITS CREDIT FACILITY
         ---------------------------------------------------------

     Danville, Va., January 20, 2004. Dan River Inc. (NYSE: DRF) announced today that it has entered into a third amendment agreement with its lending group related to its senior secured credit facility. The amendment modifies the minimum levels of excess availability permitted by the credit facility in order to accommodate anticipated seasonal borrowing needs.

FORWARD-LOOKING STATEMENTS AND ADDITIONAL INFORMATION: This news release contains forward-looking statements under applicable securities laws. The Company believes its forward-looking statements are reasonable; however, undue reliance should not be placed on such statements, which are based on current expectations. The Company's financial condition and results of operations could be materially and adversely affected by numerous market and industry factors outside of its control. In particular, weak demand for the Company's products has had an adverse effect on its operating results. Should operating results deteriorate or fail to improve as expected, (i) the Company's ability to comply with the requirements set forth in its senior secured credit facility, as amended, and (ii) its negotiations with its lenders concerning further amendments, could be adversely affected, with a resultant material adverse effect on the Company's liquidity. Additional risks associated with the Company's business are detailed in its annual report on Form 10-K filed with the SEC on February 21, 2003 and in its quarterly report on Form 10-Q filed with the SEC on November 12, 2003. Investors should refer to the text of prior amendments to the senior secured credit facility which have been filed with the SEC. The Company will file the form of the third amendment with the SEC as an exhibit to a Current Report on Form 8-K.






Item 7.   Financial Statements and Exhibits.
          ---------------------------------
          (c)  Exhibits
               (See accompanying Exhibit Index)

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                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   DAN RIVER INC. (Registrant)



Date:  January 20, 2004            /s/ Harry L. Goodrich
                                   ---------------------------------
                                   Harry L. Goodrich
                                   Vice President

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                                   INDEX

Exhibit No.              Description of Exhibit
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99   Text of Third Amendment to senior secured credit facility